Exhibit 99.1

Tellurian Inc. November 2021 Corporate presentation

Cautionary statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward - looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward - looking statements. The forward - looking statements in this presentation relate to, among other things, the benefits of the proposed integrated structure for Driftwood, production and revenues, expansion of upstream position, Driftwood financing matters, future development costs, cash flow, hedging activities, drilling and other development activities, the time of a notice to proceed to Bechtel, commodity prices and demand, rates of return, margins and payback periods, funding of future phases, construction of LNG projects, Driftwood capacity, emissions and other environmental matters, future demand and supply affecting LNG and general energy markets, future transactions and other aspects of our business and our prospects and those of other industry participants. Our forward - looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2020, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward - looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements. We may not be able to complete the anticipated transactions described in this presentation. FID is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. The financial information included on slides 5, 11, 12, 14 and 16 is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on those slides assumes the completion of certain acquisition, financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices may vary materially from the commodity prices assumed for the purposes of the illustrative financial performance information. Estimates of “resources” and other non - proved reserves are subject to substantially greater risk than are estimates of proved reserves. The forward - looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward - looking statements, we disclaim any commitment to do so except as required by securities laws. Forward - looking statements 2

LNG critical to global decarbonization Source: BP Statistical Review, BP World Energy Outlook, Wood Mackenzie. Note: (1) Tellurian’s integrated approach creates physical hedge for Driftwood’s natural gas purchases. Global markets structurally short LNG; abundant low - cost U.S. natural gas supply Tellurian’s integrated model is the next innovation in U.S. LNG Natural gas is a complementary cleaner energy source to support global decarbonization Global LNG demand has grown 7% annually over last five years, with limited capacity additions on the horizon Tellurian will be the first integrated (1) global gas pure - play in the U.S. – based on low - cost resource and infrastructure 3

The integrated Tellurian model is the next innovation in U.S. LNG

Tellurian executive summary

1

Tellurian upstream: capitalizing on current gas price environment

- Tellurian continues to generate value from existing acreage with a one rig drilling program
- 2022E exit rate production forecast of ~220 mmcf/d, compared to ~70 mmcf/d exit rate in 2021E[1]
- Discussions continue with upstream counterparties to expand our Haynesville gas footprint

2

Strong liquidity position and project finance momentum to support construction activities

- 3Q21 cash balance of $211 mm, 3Q21 gas revenues of $16 mm vs $7 mm in 3Q20
- Driftwood site preparation is underway to prepare for Bechtel EPC activities
- Establishing bank group for project finance commitments

3

Tellurian has sold all the necessary offtake for Driftwood Phase I (two-plants/~11 mtpa)[2]

- Definitive, binding agreements with Gunvor, Vitol and Shell for 9.0 mtpa
- Shell brings the world's largest LNG portfolio and the largest buyer of U.S. LNG into the Driftwood project
- $12 bn in development costs has the potential to generate over $5 bn in operating cash flow/yr. at strip prices

4

Global gas crisis: record prices and a clear call on new LNG supply

- EU carbon prices are up 146% over the last year; JKM and TTF pricing both at record levels
- JKM 2-yr strip is up 215% with Chinese demand growing 22% YTD, due to strong demand and low global inventories
- Connecting LNG with global energy demand growth is the fastest way to materially reduce global carbon emissions

Sources: Kpler, ICE via Marketview.
Notes: (1) Average estimated monthly production for December 2022 vs December 2021
(2) Gunvor Singapore Pte Ltd., Vitol Inc. and Shell NA LNG LLC

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▪ Invested $22 mm to date to drill four new wells ▪ Year - end exit rate production expected to reach ~70 mmcf /d (1) ▪ 2021 annual production expected to average ~40 mmcf /d 37 24 43 52 129 - 20 40 60 80 100 120 140 1Q21 2Q21 3Q21 4Q21E 2022E TELL Net Production ( mmcf /d) Tellurian Production upstream performance 6 2022 Drilling Program ▪ 2022 exit rate production expected to reach ~220 mmcf /d (1) ▪ Approved 2022 development plan to include a one - rig/12 - 14 well drilling program ▪ Opportunities to invest in non - operated wells 2021 Highlights Notes: (1) Average estimated monthly production for December 2022 vs December 2021

Haynesville Basin: primed for consolidation

Driftwood LNG Phase I feedgas requires ~2% of total resource and ~13% of current production from Haynesville

Basin overview

- World-class resource base, with estimated ~304 TCF of natural gas resource in place
- Resurgence in activity and productivity since 2017
  - Production increased from ~6 bcf/d in 2017 to ~12 bcf/d currently
  - Top 10 Haynesville operators produce ~7.6 bcf/d in gross operated production
- 46 active drilling rigs
- Decades of running room for development at current robust activity pace
  - Consolidation can improve well economics through cost deflation

Haynesville operators[1]

Public / Public Entities	Comstock Resources; Chesapeake Energy; XTO Energy; SWN Southwestern Energy; Goodrich Petroleum Corporation; EXCO; bpx energy
Private	Aethon; Rockcliff Energy LLC; GeoSouthern Energy Corporation

Source: Baker Hughes North America Rig Count 10/29/21, Enverus, public disclosure.
Note: (1) Includes operator subsidiaries within public companies (XTO/ExxonMobil, BPX Energy/BP, Rockcliff Energy/Osaka Gas).

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Tellurian: fully integrated, pure-play LNG

- **Low-cost, integrated business model**: upstream gas production in Haynesville[1], Driftwood pipeline and LNG terminal in SW Louisiana
- **Pure-play, global gas producer**: monetizing U.S. domestic gas production into premium global gas markets, integration provides cost certainty of supply
- **Bechtel EPC execution**: best in-class LNG execution; lump sum turnkey with ~30% of project engineering complete
- **All critical permits secured**: all FERC and DOE permits secured for Driftwood LNG terminal and pipeline
- **Proven management track record**: Tellurian team has originated and executed ~75% of U.S. LNG capacity development and ~18% of global LNG capacity development across four continents
- **Critical role in energy transition**: significant ESG benefits and end-to-end emissions control from owning upstream


Haynesville
Gas production
Gillis
Driftwood Pipeline
Driftwood LNG
Houston

Note: (1) Acts as a physical hedge for Driftwood's natural gas purchases.

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3 11 3 3 2 Total capacity 2 plants Credit rating Unrated Investment grade A+/Aa2 9 carried volumes mtpa Phase I Driftwood LNG: sold out

Preparing Driftwood LNG site for construction Exercised long - term lease option with Port of Lake Charles in June 2021 – 20 - year term lease agreement with extension options of up to 50 years Mobilized early construction activities in July 2021 – Commenced owner’s projects required in advance of providing Bechtel “Notice to Proceed (“NTP”) expected in early 2022 – Projects include pipeline relocation, highway & road widening, electrical infrastructure removal and drilling of water wells 10 Site visit with key Driftwood LNG partners Community Project Recent Driftwood LNG development activities

Driftwood LNG Phase I (2 - plant, ~11 mtpa) Notes: (1) Owner’s cost for Driftwood LNG terminal construction. (2) Includes first phase of Driftwood pipeline system. (3) Other includes pre - FID development costs and G&A during construction. 11 2 - plant development costs ($ bn) Driftwood LNG terminal $7.8 EPC cost/tonne ($/tonne) $709 Owner’s cost (1) 1.4 Driftwood pipeline (2) 0.8 Capital cost/tonne ($/tonne) $909 Financing, interest and other (3) 1.9 Total development costs $11.9 Total capacity ~11 mtpa LNG Feedgas requirement ~550 bcf/year Note: Artist rendering of full 5 - plant Driftwood LNG development

Illustrative Phase I cash flows @ $14 JKM Source: Bloomberg Note: (1) $85 Brent crude implies $14 JKM on BTU equivalency basis (2) Cash on cash returns before debt service and federal income tax; inclusive of phase I development cost including financin g costs. 12 Market gas Upstream production Phase I development cost $12 billion $12 billion LNG sales price (1) (JKM less transportation, $/mmBtu) $12 $12 Gas sourcing ($/mmBtu) - $4 - $2 Liquefaction and transport ($/mmBtu) - $1 - $1 Margin ($/mmBtu) = $7 = $9 Annual capacity x ~550 bcf x ~550 bcf Illustrative annual cash flow from operations = $4 billion = $5 billion Unlevered IRR (2) 32% 41% Payback 3.1 yrs. 2.4 yrs. Future phases to be funded by retained cash flow

Global energy crisis: higher for longer 0 50 100 150 200 250 2010-14 2015-19 2020 2021E Natural Gas Upstream Spending – Global Annual Average Haphazard decarbonization planning has created a structural shortage for reliable and clean energy Source: IEA World Energy Investment Report 2021 13 Underinvestment in energy… resulting in increased gas prices … driving political change Germany’s SPD pushes for inclusion of gas in EU green finance taxonomy - Euronews “Europe’s pro - nuclear countries, led by France, and pro - gas member states in the south and east, are demanding the taxonomy rules do not penalise technologies they say are vital in securing the transition to net zero emissions.” - Financial Times Drilling shutdown would mean end of green transition, Norway PM warns - Financial Times Natural - gas shortages threaten governments’ green goals The energy transition must be better managed or environmentalism will become unpopular - Economist 2 - year forward price +215% since July 2020 $- $5 $10 $15 $20 $25 $30 $35 $40 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Asian LNG Forward Prices (JKM) Oct 2020 Forwards Oct 2021 Forwards $bn $/ mmBtu

Low - cost U.S. supply provides global gas arbitrage 14 Access to premium global gas market generates up to $12 - 16/ mmBtu margin at current forward prices JKM (Asia benchmark) 1 - yr forward price: $ 18 / mmBtu TTF (European benchmark) 1 - yr forward price: $16/ mmBtu Driftwood LNG Variable cost $2 - 4/ mmBtu Source: Wood Mackenzie and ICE data via Marketview . World Europe Asia $3 $6 $8 $5 $24 $30 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 Henry Hub TTF JKM 12 - month increase in global gas prices November 2020 November 2021 4% 3% 4% 10 - year LNG demand growth forecast $/ mmBtu

$- $5 $10 $15 $20 $25 $30 $35 Jan-17 Mar-17 May-17 Jul-17 Sep-17 Nov-17 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19 Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Heat Rate Adj. Coal Implied CO2 Premium TTF Carbon prices supporting EU gas prices Higher carbon prices support higher natural gas demand in the power sector, lifting TTF prices in Europe Source: ICE data via Marketview . 15 COVID Forward September 2020: European Commission introduces plan to reduce EU GHG emissions by 55% by 2030 TTF vs. ARA Coal + CO2 Premium ($/mmBtu) (3 - month moving average) ARA coal CIF at $134/tonne ($/mmBtu) $7.87 CO2 price at $68/tonne ($/mmBtu) $2.33 TTF floor price ($/ mmBtu ) $10.20

Upstream and banks to fund Phase I Illustrative funding structure 16 Steps to NTP ▪ Provide equity contribution including potential upstream acquisitions Estimated total 5 - 10 tcf of resource funded by mix of cash, debt and equity Phase 1 Sources and Uses Bank financing Year 1 $2 bn Year 2 $2 bn Year 3 $2 bn $0.8 bn $1.2 bn $1.2 bn Tellurian Production and/or equity contribution $1.2 bn Time Project cost Year 4 $2 bn Year 5 $2 bn Year 6 $2 bn $1.2 bn $1.2 bn $1.2 bn $0.8 bn $0.8 bn $0.8 bn LNG Production 5.5 mtpa ~$1 bn FCF $0.8 bn $0.3 bn ▪ Complete bank financing Expected leverage levels of 60 - 70% and 8 - 10 international banks in the syndicate

Notice to Proceed expected in 1Q22 17 Project milestones Status EPC & Regulatory Fully wrapped, lump - sum turnkey contract; all major permits secured SPAs 9 mtpa secured for Phase I, no additional SPAs required for Phase I Upstream Process underway to acquire 5 - 10 tcf of resource Financing Discussions with bank group in progress FID “Notice to Proceed” to Bechtel expected 1Q22 In progress

Contact us ▪ Matt Phillips VP, Investor Relations & Finance +1 832 320 9331 matthew.phillips@tellurianinc.com ▪ Joi Lecznar EVP, Public & Government Affairs +1 832 962 4044 joi.lecznar@tellurianinc.com 18 ▪ Johan Yokay Director , Investor Relations & Finance +1 832 320 9327 johan.yokay@tellurianinc.com

Low - cost U.S. natural gas critical in supplying global LNG demand growth

Gas and LNG fastest growing fuels ▪ Gas demand is growing at 2x the rate of crude demand growth ▪ LNG demand is growing at 5x the rate of crude demand growth ▪ Headwinds to oil are tailwinds to natural gas – higher EV penetration increases the call on firm power supply ▪ Gas as a transport fuel favored in SE Asia for environmental and economic reasons Sources: BP Statistical Review, BP World Energy Outlook, Wood Mackenzie, IHS Markit, and Morgan Stanley. 20 1.2% 1.2% - 0.1% 2.6% 2.4% 1.6% 6.7% 5.4% 4.0% 20 YR Hist. 10 YR Hist. 10 YR Forecast Oil Gas LNG Annual increase in oil , gas, and LNG consumption

Structural factors driving LNG demand

Region		YTD growth	Comments
China		+22%	Improved gas infrastructure penetration increases demand. Increased industrial demand from economic recovery & heating demand from consumers.
India		(5)%	Government policy to support natural gas to tackle pollution issues and energy poverty; vision for 15% of total primary energy consumption to come from natural gas by 2030, up from just 6.5% now.
Europe		(19)%	Increased reliance on imported gas due to domestic declines. Higher carbon prices and climate action urgency boost demand.
SE Asia		+4%	Expected to be one of the fastest growing regions for power demand at 5.4% in 2021. Limited private-sector financing for new coal projects makes LNG attractive as a baseload fuel.

Source: Platts and ICE via MarketView, SIA, IEA Electricity Market Outlook 2021 (Dec-2020), Kpler.

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- 2 4 6 8 10 12 14 16 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 2021 Asian LNG demand up 10% this year China/JKT (Japan - Korea - Taiwan) LNG imports up 22%/9%, respectively, through September and Indian imports fell due to higher spot prices 22 Source: Kpler . Chinese LNG imports Indian LNG imports million tonnes /month million tonnes/month JKT LNG imports million tonnes/month - 2 4 6 8 10 12 14 16 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 2021 - 2 4 6 8 10 12 14 16 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 2021

$- $5 $10 $15 $20 $25 $30 $35 $40 Dec-21 Feb-22 Apr-22 Jun-22 Aug-22 Oct-22 Dec-22 Feb-23 Apr-23 Jun-23 Aug-23 Oct-23 Dec-23 Oct 2020 Forwards Oct 2021 Forwards Forward natural gas prices rise globally Asian LNG – JKM forward curve European natural gas – TTF forward curve 23 $/ mmBtu $/ mmBtu Source: NYMEX and ICE via MarketView. 2 - year forward price +215% since July 2020 2 - year forward price +220% since July 2020 $- $5 $10 $15 $20 $25 $30 $35 $40 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Oct 2020 Forwards Oct 2021 Forwards

Lack of LNG investment = widening price Source: Wood Mackenzie, Tellurian analysis. Note: (1) Capacity additions for projects that have reached FID only. 24 13 4 (0) 5 8 27 30 27 40 23 10 7 14 7 18 36 5 (3) -- (9) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ~146 mtpa capacity additions 8.3% per annum Limited capacity additions (1) (0.3)% per annum Global liquefaction capacity additions (mtpa) ~57 mtpa capacity additions 2.5% per annum ~30 mtpa capacity additions 1.6% per annum $14.04 $15.12 $16.54 $13.85 $7.45 $5.73 $7.13 $9.74 $5.49 JKM annual average: $4.38 $15.04 YTD

New LNG capacity required Source: IHS, Wood Mackenzie, BP World Energy Outlook Rapid Transition Scenario. Notes: (1) Growth rate from base year 2020. (2) Assumes growth rate since 2020 and 85.5% utilization rate of new capacity (based on average utilization from 2015 - 2019). 25 Range of third - party demand scenarios High: 4.1% p.a. Low: 3.3% p.a. 280 mtpa 200 mtpa Growth rate (1) Capacity required by 2035 (2) 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Capacity (mtpa) Year Capacity required under various demand scenarios Range Existing Construction

LNG critical to global decarbonization

Indicates formal announcement to reach net - zero emissions by 2060 or earlier Net zero targets favor natural gas 27 ~80% of global LNG demand represented below: • Pledged net - zero by 2060, with peak emissions prior to 2030 • Pledged net - zero by 2050 with targeted coal phase out during the 2030s • Pledged net - zero by 2050 with goal of reducing emissions to at least 55% of 1990 levels by 2030 • Pledged net - zero by 2050 with targeted coal phase out during the 2030s • Pledged net - zero by 2050 with goal of reducing emissions by 68% of 1990 levels by 2030 0% 10% 20% 30% 40% China US India Russian Federation Japan Germany Iran South Korea Indonesia Saudi Arabia Canada South Africa Mexico Brazil Australia United Kingdom Turkey Italy Poland Thailand France Share of global carbon emissions (%)

Carbon reduction: the U.S. template works 28 US power industry has avoided 800mtpa of CO 2 in US Source: EIA Monthly Energy Review, March 2021. Coal Gas/LNG 567mm tonnes CO 2 335mm tonnes CO 2 Equivalent to: Spain France Thailand 232mm tonnes CO 2 59% reduction US LNG exports avoid 335mtpa of CO 2 globally - 500 1,000 1,500 2,000 2,500 2003 2006 2009 2012 2015 2018 Coal Gas Oil US power CO 2 emissions are down 40% since 2007

Carbon reduction is exportable Source: Tellurian analysis. Note: (1) BP Statistical Review in World Energy 2020. (2) EIA State CO2 Emissions report 2020. 29 US LNG displaces significant CO 2 versus coal power equivalent • 26 mmt CO 2 emissions avoided • Equivalent to Norway, Switzerland total CO 2 emissions (1) LNG train (5 mtpa) • 142 mmt CO 2 emissions avoided • Equivalent to New York state, Michigan total CO 2 emissions (2) LNG plant (27mtpa) • 567 mmt CO 2 emissions avoided • Equivalent to Canada, Indonesia total CO 2 emissions US LNG industry (85mtpa)

Air quality improvements with LNG imports Natural gas produces 64% less air particulate matter than does coal and 73% less than does wood biomass ▪ Improving air quality is a vital initiative for industrializing nations ― 2.9 mm premature deaths in China and India attributable to air pollution (1) ― China’s decision to cut fossil fuel emissions since 2015 has saved 1.5 mm lives (2) Source: (1) The Lancet, Volume 4, Issue 9, September 2020. (2) Harvard University School of Engineering & Applied Science, February 2021. (3) World Health Organization (WHO). (4) “Estimating Particulate Matter Emissions for eGRID ” July 2020. 30 Particulate matter emissions by fuel type (4) 6,500 16,700 18,300 24,400 49,500 Natural gas Distillate fuel oil Bituminous coal Wood Kerosene lbs / bcf equivalent ▪ Gasifying the energy mix is the fastest way to reduce particulate matter emissions ▪ LNG exports help nations meet UN Sustainable Development Goals 3, 7, 11, and 13 (3)

China decarbonization requires natural gas Even with 2 major Russian pipelines and growing domestic output, LNG imports could reach over 200 mtpa ▪ Targeting net - zero emissions by 2060 ▪ Pledged to reach peak emissions prior to 2030 ▪ Natural gas is required to reduce emissions while accommodating growing energy consumption ▪ Demand upside aligns with government target of 15% for gas’ share in energy mix Source: SIA, BP Energy Outlook 2020. 31 0 100 200 300 400 500 600 700 800 2020 2025 2030 2035 2040 China’s natural gas supply vs. demand ( Bcm ) Domestic Production Central Asia PL Imports Myanmar Imports Power of Siberia Power of Siberia II China gas demand wedge ~210 mt LNG ~110 mt LNG

Upstream Driftwood pipeline Driftwood LNG x Use “green completion” technology to eliminate flaring and minimize methane leakage x Perform LDAR surveys utilizing optical gas imaging to allow identification and repair of leaks x Use the latest equipment, technology and monitoring systems that have been engineered with emission reductions x Joined INGAA, a leader in the effort to modernize gas delivery infrastructure with a goal of reducing emissions x Designed and will be operated to be a near - zero hydrocarbon or methane emission facility x Emphasis on welded pipes and minimization of flanged connections x Heavily instrumented to detect hydrocarbon leaks Integration delivers climate advantages 32 Tellurian’s integrated strategy enables the company to measure and control emissions across the value chain, thereby reducing CO 2 e emissions below U.S. national averages

Appendix: Driftwood LNG details

Driftwood LNG’s ideal site for exports 34 Access to power and water Berth over 45’ depth with access to high seas Support from local communities Access to pipeline infrastructure Site size over 1,000 acres Insulation from surge, wind and local populations Artist rendition x Fully permitted x 30% engineering complete x EPC contract signed x Shovel ready project

Unmatched LNG development experience Tellurian’s management team has >80 years of combined LNG development experience globally 35 Charif Souki Executive Chairman of the Board Co - founder of Tellurian Founded Cheniere in 1996, Chairman and CEO until 2015 Martin Houston Vice Chairman Co - founder of Tellurian 32 years at BG Group, retired as COO in 2014 Octávio Simões President & CEO Joined Tellurian in 2019 after 20 years at Sempra President & CEO of Sempra LNG & Midstream 79 mtpa Tellurian management responsible for ~18% of the LNG in production today 35 years Tellurian management has delivered cost - leading LNG projects for >35 years Keith Teague EVP & COO CEO of Driftwood Holdings EVP – Asset Group at Cheniere

$700 $490 $500 $380 ~$550 $710 $500 $510 $390 ~ $560 Stage 1 Stage 2 Stage 3 Stage 4 Total Bechtel LSTK secures project execution Leading LNG EPC contractor ― 44 LNG trains delivered to 18 customers in 9 countries ― ~30% of global LNG liquefaction capacity (>125 mtpa) Tellurian and Bechtel relationship ― 16 trains (1) delivered with Tellurian’s executive team ― Invested $50 million in Tellurian Inc. Price refresh in April 2019 resulted in ~2% increase after ~24 months Source: Tellurian - Bechtel agreements; Bechtel website. Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG and ELNG. 36 Capacity (mtpa) 11.0 5.5 5.5 5.5 27.6 Plants 1&2 Plant 3 Plant 4 Plant 5 Increase from price refresh Driftwood EPC contract costs ($ per tonne)